Exhibit 10.105
FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 5, 2007 (this “Amendment”), is among EZCORP, INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent for itself and the other Lenders (the “Agent”).
RECITALS:
     A. The Borrower, the Agent, the Lenders and the Issuing Bank have previously entered into that certain Fourth Amended and Restated Credit Agreement dated as of October 13, 2006 (as the same has been amended, restated or modified from time to time, the “Agreement”).
     B. The Agent, the Lenders and the Borrower desire to amend the Agreement on the terms and subject to the conditions and to the extent set forth below.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:
ARTICLE I
Definitions
Section 1.1 Definitions. All capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement, as amended hereby.
ARTICLE II
Amendment
Section 2.1 Addition to Article I. Effective as of the date hereof, a new Section 1.3 is added to Article I of the Agreement to read in its entirety as follows:
     Section 1.3 Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Borrower and the Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB Interpretation No. 46 — Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003), as if such variable interest entity were a Subsidiary as defined herein, but each such variable interest entity shall not be considered a Subsidiary for any other purpose hereunder.
Section 2.2 Amendment to Section 9.5(c). Effective as of the date hereof, the reference to the dollar amount “$7,500,000” in Section 9.5(c) of the Agreement is deleted and the reference to the dollar amount “$15,000,000” is inserted in lieu thereof.

ARTICLE III
Conditions Precedent
Section 3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)	Amendment. The Agent shall have received this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Agent.

(b)	No Default. No Default shall have occurred and be continuing.

(c)	Representations and Warranties. All of the representations and warranties contained in Article VII of the Agreement and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(d)	Additional Documentation. The Agent shall have received such additional approvals, opinions or documents as the Agent or its legal counsel may reasonably request.
ARTICLE IV
Ratifications, Representations and Warranties
Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Guarantors and the Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
Section 4.2 Representations and Warranties. Each of the Borrower and the Guarantors hereby represents and warrants to the Lenders, the Agent and the Issuing Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or other action on the part of the Borrower or such Guarantor and will not violate the certificate of incorporation, bylaws or other organizational documents of the Borrower or such Guarantor, (b) the representations and warranties contained in the Agreement, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except for such representations and warranties as are limited by their express terms to a specific date), (c) effective upon the execution of this Amendment and the Loan Documents executed in connection herewith, no Default has occurred and is continuing, and (d) the Borrower and the Guarantors are in full compliance with all covenants and agreements contained in the Agreement as amended hereby.
Section 4.3 Ratification by Guarantors. The Guarantors hereby consent and agree to this Amendment and agree that the Guaranty shall remain in full force and in effect and shall continue to (a) guarantee the Guaranteed Indebtedness (as defined in the Guaranty), and (b) be the legal, valid and binding obligation of the Guarantors and enforceable against the Guarantors in accordance with its terms. In addition, the Guarantors hereby agree that each Subsidiary Security Agreement, the Contribution and Indemnification Agreement and each Real Property Security Agreement shall remain in full force and in effect and shall continue to (i) secure the Obligations (as defined in the Loan Documents other than the Real Property Security Documents) and the Debt (as defined in the Real Property Security Documents), and (ii) be the legal, valid and binding obligation of the Guarantors and enforceable against the Guarantors and collateral in accordance with their respective terms.
ARTICLE V
Miscellaneous
Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, the Agent or the Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders, the Agent or the Issuing Bank to rely upon them.
Section 5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.
Section 5.3 Expenses of Agent. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Agreement or any other Loan Document, including without limitation the reasonable costs and fees of the Agent’s legal counsel.
Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section 5.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.
Section 5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders, the Agent, the Issuing Bank and the Borrower and the Guarantors and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders and the Agent.
Section 5.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted by facsimile, email or other electronic medium shall be effective as originals.
Section 5.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.9 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
[Remainder of Page Intentionally Left Blank]

     Executed as of the date first written above.

BORROWER:

EZCORP, INC.

By:

Daniel N. Tonissen Senior Vice President

GUARANTORS:

EZCORP INTERNATIONAL, INC.
EZMONEY COLORADO, INC.
EZMONEY HOLDINGS, INC.
EZMONEY IDAHO, INC.
EZMONEY MANAGEMENT, INC.
EZMONEY NEBRASKA, INC.
EZMONEY UTAH, INC.
EZMONEY WISCONSIN, INC.
EZPAWN ALABAMA, INC.
EZPAWN ARKANSAS, INC.
EZPAWN COLORADO, INC.
EZPAWN FLORIDA, INC.
EZPAWN HOLDINGS, INC.
EZPAWN INDIANA, INC.
EZPAWN LOUISIANA, INC.
EZPAWN NEVADA, INC.
EZPAWN OKLAHOMA, INC.
EZPAWN TENNESSEE, INC.
EZPAWN MEXICO LTD., INC.
EZPAWN MEXICO HOLDINGS, INC.
TEXAS EZPAWN MANAGEMENT, INC.
PAYDAY LOAN MANAGEMENT, INC.
TEXAS DIAMOND & GOLD, & PAWN, INC.

By:
Daniel N. Tonissen Senior Vice President of each Guarantor listed above

TEXAS EZPAWN L.P.

By:	Texas EZPAWN Management, Inc., its sole general partner

By:
Daniel N. Tonissen Senior Vice President

TEXAS PRA MANAGEMENT, L.P.

By:	EZMoney Management, Inc., its sole general partner

By:
Daniel N. Tonissen Senior Vice President

TEXAS EZMONEY, L.P.

By:	Payday Loan Management, Inc., its sole general partner

By:

Daniel N. Tonissen Senior Vice President

Address for Notices: 1901 Capital Parkway Austin, Texas 78746 Fax No.: (512) 314-3404 Telephone No.: (512) 314-2289 Email: dtonissen@ezcorp.com Attention: Chief Financial Officer

AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender
By:
Michael Brewer
Vice President

GUARANTY BANK, as a Lender
By:
Dan Leonard
Vice President